EX-35.2
(logo) KeyBank


Statement of Compliance
January 1, 2013 - December 31, 2013 (the 'reporting period')


Re: Transactions per Attachment A


I, Diane Haislip, in my capacity as Senior Vice President of KeyBank
National Association successor by merger to KeyCorp Real Estate Capital Markets, Inc., (KeyBank), do hereby state that:


* A review of the Primary Servicing and Master Servicing activities of KeyBank during the reporting period and of its performance, under the Agreement(s), has been made under my supervision, and,


* To the best of my knowledge, based on such review, KeyBank has fulfilled all of its obligations under the Agreement in all material respects throughout the reporting period.


By:
/s/ Diane Haislip
Diane Haislip, Senior Vice President

Date: 3/11/14


KeyBank National Association
11501 Outlook Street, * Suite 300 * Overland Park, KS 66211
Toll Free (888) 979-1200 * Direct (913) 317-4100 * www.keybank.com


(page)


KeyBank National Association
Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2013
Attachment A


Commercial Mortgage Pass
Through Certificates

AMRS-RM1
ASC 1997-D5
BACM 2000-1
BACM 2000-2
BACM 2002-2
BACM 2003-2
BACM 2004-1
BACM 2004-2
BACM 2004-3
BACM 2004-4
BACM 2004-5
BACM 2004-6
BACM 2005-1
BACM 2005-2
BACM 2005-3
BACM 2005-4
BACM 2005-5
BACM 2005-6
BACM 2006-1
BACM 2006-2
BACM 2006-3
BACM 2006-4
BACM 2006-5
BACM 2006-6
BACM 2007-1
BACM 2007-2
BACM 2007-3
BACM 2007-4
BACM 2007-5
BACM 2008-1
BACM 2008 LSI
BACM 2010-K7
BALL 2004 BBA4 SS
BALL 2007 BMB1
BALL 2007 BMB1 SS
BALL 2005 MIBI
BALL 2006 Park Ave Mezz
BALL 2009-FDG
BAML 2012-K21
BAMLCM 2011-K13
BAMLCM 2011 K704
BAMLCM 2011-KAIV
BAMLL 2011-FSHN
BAMLL 2012-CLR
BAMLL 2012-CLRN MZ
BAML 2012-PARK
BAMLL 2013-DSNY MZ

BAMLL-DB 2012-OSI
BASST 2002-XI
BASST 2002-XI
BCMS 2012-K17
BCMS 2012-K19
BCMS 2012-K708
BCMS 2013-K27
BCMS 20013-K31
BCMS 2013-K502
BOA 2001-1
BOA 2001-PB1
BOA 2002-PB2
BOA FUNB 2001-3
BS 1998-C1
BSCMSI 2007-BBA8
CBA MEZZ 2004 C1
CD 2007 CD5
CFCRE 2011-C2
CGCMT 2007-FL3
CHASE 1997-C2
CHASE 1998-1
COMM 1999-C1
COMM 2000-C1
COMM 2006-C7
COMM 2006-C8
COMM 2007-C9
COMM 2012-CCRE1
COMM 2012-CCRE5
COMM 2012-LTRT
COMM 2013-300P
COMM 2013- CCRE10
COMM 2013-CCRE13
COMM 2013CCRE8
COMM 2013-CCRE7
COMM 2013-CCRE9
COMM 2013-GAM
COMM 2013-LC6
CS 2006 TFL2
CS 2006 TFL2 SAVA
CS 2007 TFL1
CS 2007 TFL2
CSFB 1998-C1
CSFB 2001-CK1
CSFB 2001-CK3
CSFB 2001-CK3 Comp Lns
CSFB 2001-CK6
CSFB 2001-CKN5
CSFB 2002-CKN2
CSFB 2002-CKP1
CSFB 2002-CKS4

CSFB 2003-C3
CSFB 2003-CK2
CSFB 2006 OMA
CSFB 2007 C1 CL
CSFB 2007 C5 CL
CSFBCM 2003-C4
CSFBCM 2003-C5
CSFBCM 2004-C1
CSFBCM 2004-C2
CSFBMSC 2004-C5
CSFBMSC 2004-C4
CSFBMSC 2005-C2
CSFBMSC 2005-C4
CSFBMSC 2005-C6
CSFBMSC 2006-C1
CSFBMSC 2012-KP01
CSFBMSC 2012-K705
CSFBMSC 2013-K30
CSFBMSC 2013-K35
CSMC 2008-C1
CSMSC 2006 C5
CSMSC 2006-C4
CSMSC 2007 C2
CSMSC 2007 C3
CSMSC 2007 C4
CSMSC 2007 C5
DBUBS 2011-LC3
DLJ 1997-CF2
DLJ 1998-CF1
DLJ 1998-CF2
DLJ 2000-CKP1
DLJ 98CF2
DMARC 1998-C1
DMARC 2009-K4
DMARC 2011-K11
DMARC 2011-K16
FDIC 2012-C1
FREMF 2010-K5 SS
FREMF 2010-K9 SS
FREMF 2011-K703 SS
FREMF 2012-K20 SS
FREMF 2012-K22
FREMF 2012-K501 SS
FREMF 2012-K705 SS
FREMF 2012-K706 SS
FREMF 2012-K709 SS
FREMF 2013-K33
FREMF 2013-K712
FULBBA 1998-C2
FUNB 2001-C1


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(page)


KeyBank National Association -Management's Assertion Reg AB
Attachment A- Continued


Commercial Mortgage Pass
Through Certificates
continued

GCCF 2004-GG1
GE 2003-C2
GECC 2005-C2
GECCMC 2002-2
GECCMC 2003-C1
GECMC 2004-C1
GECMC 2004-C2
GECMC 2004-C3
GECMC 2005-C1
GECMC 2005-C3
GECMC 2005-C4
CECMC 2006-C1
GECMC 2007-C1
GFT 1998-C1
GFT 1998-C1 LC
GMAC 2003-C1
GMACC 2003-C2
GS 2007 GG11
GSMCII 2004-IQ7
GSMS 2012-GCJ7
GSMS 2012-GCJ9
GSMS 2013-650M
GSMS 2013-G1
GSMS 2013-PEMB
GSMSC 2010-K8
GSMSC 2012 GC6
GSMSC 2013 NYC5
GSMSCII 2003-C1
GSMSCII 2004-GG2
JPM 2000-C9
JPM 2007 CIBC20
JPM 2009-IWST
JPM 2010-CNTR
JPM 2011-K10
JPM 2013 ESH MZ
JPM 2013 Coronado MZ
JPMBB 2013-C12
JPMBB 2013-C15
JPMC 2010-K6
JPMCC 2005-LDP4
JPMCC 2007-LDP10
JPMCC 2011-C3
JPMCC 2011-C5
JPMCC 2011-K14
JPMCC 2011-K702
JPMCC 2012-C8
JPMCC 2012-FL2
JPMCC 2012-HSBC
JPMCC 2012-K18
JPMCC 2012-K23
JPMCC 2012-K706
JPMCC 2012-K710

JPMCC 2012-KF01
JPMCC 2012-WLDN
JPMCC 2013-BOCA MZ
JPMCC 2013-DEL
JPMCC 2013-FL3
JPMCC 2013-INN MZ
JPMCC 013-JWRZ MZ
JPMCC 2013-K28
JPMCC 2013-K32
JPMCC 2013-WT
KEY 2000-C1
KEY 2007-SL1
LBCMT 1998-C1
LBCMT 2007 C3
LBUBS 2000-C4
LBUBS 2006- C7
LBUBS 2007- C1
LBUBS 2007- C2
LBUBS 2007-C6
LBUBS 2007-C7
Lehman LLF 2007 C5
Maiden Lane 2008-1
MCFI 1998-MC2
MLCFC 2006-2
MLCFC 2007-5
MLCFC 2007-8
MLCFC 2007-9
MLFT 2006-1
MLFT 2008-LAQ
MLMl 1999-C1
MLMT 2003-KEY1
MLMT 2004 MKB1
MLMT 2004-BPC1
MLMT 2004-KEY2
MLMT 2005 CK11
MLMT 2005 MKB2
MLMT 2007 C1
MLMT 2008 C1
MOTEL 6 2012-MTL6
MSBAM 2012-CKSV
MSC 1999-CAM1
MSC 2007 IQ16
MSC 2011-C2
MSC 2012-C4
MSC 1999 WF1 SS
MSCI 1998 WF2
MSCI 2008 TOP29
MSCI 2011-K701
MSCII 2003-IQ6
MSCII 2004-IQ8
MSCII 2005-IQ9
MSCII 2012-K20
MSCIT 2011-C1
MSDWCI 2002-IQ2
NB FNMA 1995 M2
NL 1999-1

NL 1999-SL
NLF 1998-2
NLF 1999-LTL-1
PMAC 1999-C1
PSSFC 1998 C-1
PSSFC 1999 C-2
PSSFC 1999 NRF-1
SBMS 2000-C2
SBMS 2002-Key2
STWD 2013-FV1
UBS 2012-C1
UBS CCMT 2011 C1
UBS-BAMLL 2012-WRM
UBSBCM 2013-C5
WBCMT 2007 C30
WCMT 2007-C31
WCMT 2007-C33
WCMT 2007-C34
WFCMS 2011-K12
WFCMS 2011K15
WFCMS 201l-K703
WFCMS 2012-K709
WFCMS 2012-K711
WFCMS 2013-K24
WFCMS 2013-K26
WFCMS 2013-K29
WFCMS 2013-K34
WFCMS 2013- KF02
WFCMS 2013-KS01
WMCMS 2003-C1
WMCMS 2005-C1
WMCMS 2006-SL1
WMCMS 2007-SL2
WMCMS 2007-SL3
WVMT 2011-SBC1
WVMT 2011-SBC2
WVMT 2011-SBC3

Conduit
CBA Mezz Cap
Citigroup WH Fixed
Citigroup WH Floaters
COLUMN LARGE WH
CSFB Interim
DBS WH
ORIX WH
ORIX WH CHICAGO

CDO
Highland Park COO I
HMI 1-CRE CDO 2007-1
RCMC 2012 CREL1


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(page)


KeyBank National Association -Management's Assertion Reg AB
Attachment A- Continued


Agency
Fannie Mae Negotiated Sold
FNMA - Direct Bond
FNMA - DMBS
FNMA - DUS
FNMA - DUS ARM
FNMA - MBS
FNMA - MBS A/360
FNMA - Struct. Cash Facil.
FNMA DUS CMA A_360
FNMA MBS/DUS 1
FNMA-Cash DUS
FNMA-DUS PFP MBS FX
FHLMC - Others
FHLMC - Credit Facility
FHLMC Others - ARM
Freddie Mac CRE
Freddie Mac CRE ARM
Ginnie Mae
GINNIE MAE - USDA
GNMA I

Fund
HMI Fund

Life/Pension
American Fidelity Assur Co
COVA-MO
John Hancock
PPM America
RGA RE
RGA RE US Mortality
RGA Security Life Of Denver
RGA Timberlake
Royal Neighbors Of America
Symetra Life Insurance Co
Guggenheim CREF LLC
Life Ins Co of Southwest

Small CMD
Bank of Internet USA

Third Party
280P Mezz Holdings
666 Fifth Avenue
AFL-CIO
Aareal
AIB Debt Management LLC
American Bank
American Bank of NJ
American Equity Inv Life
Anchor Bank
Anthracite
Apollo Global Real Estate
Ashford Hospitality
AStar

Athene Annuity Life
Banco Inbursa SA
Bank of America
Bank Santander Puerto Rico
Bayerische Landesbank
BBVA
Blackstone Group
BLDG CM LLC
BMO Harris Bank NA
BRE/CW Portfolio LLC
BRE/CW Portfolio LLC
BRE/LQ Mezz A_B
BRE/LQ Mezz C
BRE/LQ Mezz D
BRE/LQ Mortgage Loan
BREDS Apple Mezz
BSCMSI 2007-BBA8
CapitalTrust Inc
Capmark Bank
Carbon Capital II CDO 05-1
CBRE Realty Finance
CBRE Subordinate Notes
Centennial Bank
Central Pacific Bank
CFG Mezz Loan Acq Co
Chase Manhattan Bank
CIBC Inc.
CIM 9901 La Cienega LP
Citibank Corporate Loans
Columbian Life
Columbus Nova
CSH San Marcos Cove LLC
Cypress Real Estate Adv
Dawn Grantor Trust
Deka
Dekabank Deutsche Girozent
Deutsche Genossenschafts
Deutsche Hypothekenbank
DiamondRock Allerton Owner
Dime Savings Bank
Dusseldorfer Hypotheken
Eastern Development
Elliott Associates LP
Emigrant Realty Finance
EOP Mezz 2 Sold Parti
EOP Mezz 3 Sold Parti
EOP Mezz 4 Sold Parti
EOP Mezz 5 Sold Parti
FDIC
Fidelity
First Bank of Greenwich
First City B Note Holders
First Federal of SC
First Federal of S Carolina
First National Bank of NY
Flatbush Federal Savings

Fortress Credit
GACC-Kennedy Wilson 2010
Galante Holdings Inc
Goldman Sachs Mtg Co
Goldome 1986-2 Trust
GSRE-CS
G-Star 2005-5 Ltd GTSJ
Guardian Life Insurance Co
Guggenheim
Guggenheim 2005-2
Harrahs Mezz1
Harrahs Mezz 2
Harrahs Mezz 3
Harrahs Mezz 4
Harrahs Mezz 5
Harrahs Mezz 6
Hayden Asset 1
Hayden II
Hayden III
Hayden IV
Hayden IX
Hayden V
Hayden VI, LLC
Hayden VII
Hayden VIII, LLC
Heritage Bank
Hermes Capital, LLC
Highland Capital Management
Hilton
Hilton Mezz A
Hilton Mezz B
Hilton Mezz C
Hilton Mezz D
Hilton Mezz E
Hilton Mezz F
Hilton Mezz G
Hilton Mezz H
Hilton Mezz I
HIMCO
Horizon Bank
Husky Finco LLC
Hypo
IStar Asset Services
JPMorgan Chase
KeyBank Boston Office
Landesbank Baden Wurttembe
Landesbank Baden-Wurttem
Landesbank Hessen
Landesbank Sachsen Girozen
LaQuinta Non-Trust
LaQuinta Senior Mezz
LBCMT 2007 C3 NonTrust
LBUBS 07C1 Non-Trust
LEM Funding
LibreMax Master Fund
Lotus Watervliet Fund 3


Page 3 of 4


(page)


KeyBank National Association -Management's Assertion Reg AB
Attachment A- Continued


Third Party continued

LSREF2 Clipper II, LLC
LSREF2 Clipper III, LLC
LSREF2 Clipper Trust 2010
LVS I SPE XI LLC
Macquarie Bank Limited
MCA Holdings LLC
Metlife
Midland for CCSFER and PC
Midland National Bank
Montana Board of Invest
Morgan Stanley Mtge Corp
Munchener Hypothekenbank
New York Life Ins Co
NexBank
Norddeutsche Landesbank
Northeast Bank
Northeast Community Bank
NorthStar Realty Finance
One Park Avenue
One William Street Capital
ONEX Real Estate
Pacifica Equity Partners
Parlex 2 Finance LLC
Pembrook Capital Mgmt LLC
Pembrook Community Inv
Petra
Portigon AG
Prinsbank
Protective Life Ins Co.
Provident Savings
Prudential Ins Co of Amer
PWC Lehman
Raymond James Bank NA
ReadyCap Commercial LLC
ReadyCap Revolving Asset
Redwood Comm Mtg Corp
Regions Bank
Republic Bank of
Rosecrans 2004 LLC
Royal Bank of Canada
SAAR Landesbank
Savanna Fund
SBA
Sepulveda 2001 LLC
SGT, Series I
SGT, Series I BFSB
Somerby of Mobile
Soros Fund Management
Stabilis
Stamford Mezz A
Stamford Mezz C&D
Starwood Capital Group
State of Wash Investment
Station Place Building 3

Sterling Savings
Summit Investments
Summit Office Campus
Summitbridge Credit Inv
Summitbridge Credit Inv II
Summitbridge Credit Inv IV
Summitbridge Credit Inv III
Summitbridge Nat Inv II
Sutherland Asset I LLC
Sutherland JemCap REO
Swedbank
Teachers
Trifecta Hotel MZL8 LLC
TS7-F Grantor Trust
U.S. Bank, N.A
UBSREI
Umpqua Bank acq Nevada SB
Union Center National
United Pacific Bank
VGT Jemcap Series C
VNO Roosevelt Hotel Mezz
Vornado Realty Trust
Wachovia Bank NA
Wachovia C34 Subordinate
Walton Seattle Mezz Hold
Washington Holdings
Wells Fargo Bank
Winthrop
WP Carey & Co
Yellow Brick Real Estate
Zions First National Bank


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